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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                Form 8-K


                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    May 16, 2003
                                                        -----------------


                                DeVRY INC.
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          (Exact name of registrant as specified in its charter)


          DELAWARE               012751                36-3150143
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(State or other jurisdiction    (Commission         (IRS Employer
of incorporation                File Number)        Identification No.)


          ONE TOWER LANE, OAKBROOK TERRACE, IL           60181
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        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code    (630)571-7700
                                                  ---------------------











Total number of pages:  359           Exhibit Index is located on page 5

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                                 DEVRY INC.

                              FORM 8-K INDEX

                                                              Page No.
                                                              --------
ITEM 2.  Acquisition of Assets

	Description of the acquisition of Dominica
        Management, Inc.                                            3

SIGNATURES                                                          4

EXHIBIT INDEX                                                       5

EXHIBITS                                                      6 - 359



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ITEM 2 - ACQUISITION OF ASSETS
------------------------------
On May 16, 2003, DeVry Inc., the Company completed the acquisition all of the outstanding shares of capital stock of Dominica Management, Inc. Dominica Management, Inc. owns and operates Ross University School of Medicine and
Ross University School of Veterinary Medicine. With campuses located in the Caribbean countries of Dominica and St. Kitts/Nevis, Ross University is one of the world's largest providers of medical and veterinary education with more than 2,500 students.

Funding for the purchase was obtained using cash from the Company's current operations, $125 million of senior notes due 2010 privately placed with institutional investors and a revolving line of credit of $175 million from a group of banks led by Bank of America, N.A. The stock of certain of the subsidiaries of the Company is pledged as collateral to secure borrowings under the notes and the revolving credit facility.

This foregoing description is not necessarily complete and is qualified in its entirety by reference to the Credit Agreement (revolving line of credit), the U.S. Subsidiary Guaranty, the Offshore Subsidiary Guaranty, the Note Purchase Agreement and the Pledge and Intercreditor Agreement which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, respectively, and incorporated herein by reference.



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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       DEVRY INC.
                                                       ----------
                                                      (REGISTRANT)



Date: May 30, 2003                                    /s/Dennis J. Keller
                                                      -------------------
                                                      Dennis J. Keller
                                                      Chairman




Date: May 30, 2003                                    /s/Norman M. Levine
                                                      -------------------------
                                                      Norman M. Levine
                                                      Senior Vice President and
                                                      Chief Financial Officer




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                                EXHIBIT INDEX




Exhibit
Number            Description
------   ---------------------------------------------
4.1      Credit Agreement, dated May 16, 2003, between DeVry  Inc.
         and Global Education International, Inc., as the Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto (the "Credit Agreement"). [The schedules and exhibits to the Credit Agreement have been omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.]

4.2      U.S. Subsidiary Guaranty, dated May 15, 2003, regarding the
         Credit Agreement

4.3 Offshore Subsidiary Guaranty, dated May 16, 2003, regarding the the Credit Agreement

4.4      Note Purchase Agreement, dated May 16, 2003

4.5 Pledge and Intercreditor Agreement, dated May 16, 2003, by and Among DeVry Inc. and Global Education International, Inc. and Certain of Their Subsidiaries, as the Grantors, the Banks Party Hereto, the Noteholders Party Hereto, and Bank of America, N.A., as Collateral Agent. [The schedules and exhibits to the Pledge and Intercreditor Agreement have been omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.]